UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Changes.

On February 8, 2011, Prudential Financial, Inc. (the “Company”) announced that Bernard B. Winograd will retire as Executive Vice President and Chief Operating Officer with primary responsibility for the Company’s U.S. Businesses effective February 11, 2011. It is expected that Mr. Winograd will leave the Company during the second quarter of 2011.

On February 8, 2011, the Company appointed Charles F. Lowrey, 53, as Executive Vice President and Chief Operating Officer with primary responsibility for the Company’s U.S. Businesses, to succeed Mr. Winograd.

Mr. Lowrey was elected a Senior Vice President of the Company and became President and Chief Executive Officer of Prudential Investment Management (PIM), the Company’s investment management business, in January, 2008. Previously, Mr. Lowrey was Chief Executive Officer of Prudential Real Estate Investors, the Company’s real estate investment management and advisory business. He joined the Company in March 2001. Before joining the Company, he was a Managing Director and Head of the Americas for J.P. Morgan’s Real Estate and Lodging Investment Banking group. Prior to joining J.P. Morgan, Mr. Lowrey was a managing partner of an architecture and development firm he founded in New York City. During that time, he became a registered New York architect. Lowrey received an MBA degree from Harvard University, an MA degree in architecture from Yale University, and an AB degree in architecture from Princeton University.

Mr. Lowrey will receive an annual salary of $550,000. Mr. Lowrey will also continue to participate in the compensation plans and arrangements applicable to senior officers of the Company, including the 2011 Mid-Term Incentive Program and 2011 Long-Term Incentive Program.

A copy of the Company’s news release, dated February 8, 2011, announcing the retirement of Mr. Winograd and the appointment of Mr. Lowrey is attached hereto as Exhibit 99.1 and incorporated herein by reference.

2011 Mid-Term and Long-Term Incentive Programs.

Prudential Financial, Inc. (the “Company”) is filing as Exhibit 10.1 to this Current Report on Form 8-K the Form of Terms and Conditions relating to awards to executive officers in 2011 under the Omnibus Incentive Plan of book value units pursuant to the Company’s 2011 Mid-Term Incentive Program and stock options, performance shares and performance units under the Company’s 2011 Long-Term Incentive Program.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Terms and Conditions relating to awards to executive officers in 2011 under the Omnibus Incentive Plan of book value units pursuant to the 2011 Mid-Term Incentive Program and stock options, performance shares and performance units under the 2011 Long-Term Incentive Program.

99.1	News release, dated February 8, 2011, of Prudential Financial, Inc. announcing the retirement of Bernard B. Winograd and the appointment of Charles F. Lowrey as Executive Vice President and Chief Operating Officer, U.S. Businesses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2011

PRUDENTIAL FINANCIAL, INC.

BY:	/s/ Brian J. Morris
	Name:	Brian J. Morris
	Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1	Form of Terms and Conditions relating to awards to executive officers in 2011 under the Omnibus Incentive Plan of book value units pursuant to the 2011 Mid-Term Incentive Program and stock options, performance shares and performance units under the 2011 Long-Term Incentive Program.

99.1	News release, dated February 8, 2011, of Prudential Financial, Inc. announcing the retirement of Bernard B. Winograd and the appointment of Charles F. Lowrey as Executive Vice President and Chief Operating Officer, U.S. Businesses.